UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 November 17, 2023

Dear Shareholder:

You are cordially invited to attend the 2023 annual meeting of shareholders of United States Antimony Corporation on December 29, 2023 at 3:00 p.m., Mountain Time. The annual meeting will be a completely virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

It is important that your shares are represented, whether or not you attend the annual meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares by completing and mailing, faxing, or submitting over the internet the enclosed proxy card. If you attend the meeting, you may vote at the meeting even if you have previously submitted your proxy. The accompanying proxy information also provides instructions for submitting your vote online.

We look forward to seeing you at the meeting.

Sincerely,

John C. Gustavsen
Chief Executive Officer

UNITED STATES ANTIMONY CORPORATION

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NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

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To the Shareholders of United States Antimony Corporation:

The 2023 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be on December 29, 2023 at 3:00 p.m., Mountain Time. The annual meeting will be a completely virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.

We are holding the annual meeting for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

1.	To elect each of the four directors named in the Proxy Statement for a term of one year.

2.	To approve the company’s proposed Equity Incentive Plan (the “Equity Incentive Plan”).

3.	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.	To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on November 17, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date will be available for inspection by any shareholder through the date of the annual meeting at the Company’s principal office. Shareholders must register for the annual meeting to attend. If your shares of common stock or preferred stock are not registered in your name, you must provide proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please have that documentation readily accessible when you attend the annual meeting.

Your vote is important. Whether or not you expect to attend the annual meeting, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will help to ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on December 29, 2023. The proxy statement and 2022 Annual Report on Form 10-K are available at http://www.iproxydirect.com/UAMY.

By Order of the Board of Directors

John C. Gustavsen Chief Executive Officer

November 17, 2023

PROXY STATEMENT

OF

UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643

Thompson Falls, Montana 59873

(406) 827-3523

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2023 ANNUAL MEETING OF SHAREHOLDERS

December 29, 2023

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The Board of Directors of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2023 annual meeting of shareholders.

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INFORMATION ABOUT THE 2023 ANNUAL MEETING

 ____________________________________

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	December 29, 2023

Time:	3:00 p.m., Mountain Time

Place:	Virtually at https://agm.issuerdirect.com/uamy

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):

Proposal 1.	To elect the four directors named in the proxy statement, each to serve for a one-year term.

Proposal 2.	To approve the company’s proposed Equity Incentive Plan (the “Equity Incentive Plan”).

Proposal 3.	To ratify the selection of Assure CPA, LLC as our independent auditor for 2023.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Proxy Materials

We are making available this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about November 17, 2023 at www.iproxydirect.com/UAMY. The following documents are included with this Proxy Statement:

1. Notice of Annual Meeting of Shareholders;

2. A Proxy Designation attached hereto (the “Proxy”); and

3. A copy of the 2022 Annual Report on Form 10-K.

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Who is Entitled to Vote?

Only holders of record of USAC’s common stock and preferred stock on November 17, 2023 are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock, Series A preferred stock, and Series C preferred stock that you own.

On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (i) 107,647,317 shares of common stock and (ii) 177,904 shares of Series C preferred stock (representing the right to cast one vote per share as converted to shares of common stock). There are no issued or outstanding shares of the Company’s Series A preferred stock or Series D preferred stock and the Company’s Series B preferred stock does not have voting rights.

The Common Stock and Preferred Stock are sometimes collectively referred to in this Proxy Statement as the “Capital Stock.”

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

•	Completing your proxy card at the following website: http://www.iproxydirect.com/UAMY;

•

Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and delivering the proxy card to Issuer Direct in any of the following ways:

o	fax to Issuer Direct at 202-521-3464, Attention: Proxy Services;

o	emailing to Issuer Direct at proxy@issuerdirect.com; or

o	mailing to Issuer Direct, Attn. Proxy Services, One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

•

Attending and voting at the annual meeting. To attend the annual meeting, you will need to provide your Control ID, and to vote at the annual meeting, you will need to provide your Request ID. Each of your Control ID and Request ID can be found on either (i) your proxy card (which is available to download at http://www.iproxydirect.com/UAMY or which may be obtained by sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you) or (ii) your notice of internet availability of proxy materials (which was mailed to you).

Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions under the following question.

Shares of USAC common stock and preferred stock can only be voted at the annual meeting by proxy or in person if the shareholder is present at the annual meeting, which will be held completely virtually. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our four named director nominees, “FOR” approval of the company’s proposed Equity Incentive Plan, and “FOR” ratification of the selection of Assure CPA, LLC as our independent auditor for 2023. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

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You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In such case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairperson of the meeting or a majority of the shareholders present or represented by proxy at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposals; Effect of Abstentions and Broker Non-Votes

Directors (Proposal 1) are elected by a plurality of the votes cast by the shares entitled to vote at the annual meeting. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Each of Proposals 2 and 3 will be approved if more votes are cast “FOR” than “AGAINST” the proposal. Abstentions and broker nonvotes will have no effect on the outcome of proposals 2 or 3.

A “broker non-vote” occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•

notifying Issuer Direct in writing before the annual meeting that you have revoked your proxy by delivering such writing by email to proxy@issuerdirect.com, by fax to the attention of Proxy Services at 202-521-3464, or by mail to the attention of Proxy Services at One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

•	attending and voting at the annual meeting.

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If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

How can I obtain a copy of the 2022 Annual Report on Form 10-K?

The Company’s 2022 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.iproxydirect.com/UAMY. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2022 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

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PROPOSAL 1 – ELECTION OF DIRECTORS

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What is the current composition of the Board?

Our Board of Directors has fixed the number of directors at four.

Who is standing for election this year?

The Board of Directors has nominated the following four current Board members for election at the 2023 annual meeting, to hold office until the next annual meeting:

•	Gary C. Evans (Chairman of the Board)
•	Blaise Aguirre, MD
•	Lloyd Joseph Bardswich
•	Michael A. McManus

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why any nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting.

Board Recommendation

The Board recommends a vote FOR each of the four named nominees.

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INFORMATION ON THE BOARD OF DIRECTORS

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The following table sets forth certain information with respect to our directors who are named in this Proxy Statement.

In assessing potential directors, including those recommended by shareholders, the Board of Directors and the Nominating and Corporate Governance Committee consider a variety of factors, including the evolving needs of the Board of Directors and the Company as well as other criteria established by the Board of Directors. These include the potential director’s judgement, independence, business and educational background, public service, conflicts of interest, ethics and ownership of Company stock, as well as his or her level of commitment to shareholder value creation and his or her ability and willingness to devote sufficient time to serve on the Board of Directors and to the affairs of the Company. The Board of Directors and the Nominating and Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field.

The term for each director, if elected, will expire at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of November 17, 2023.

Name	Age
Gary C. Evans (Chairman)	66
Blaise Aguirre, MD	59
Lloyd Joseph Bardswich	78
Michael McManus	80

A biography of each director nominee is presented below. Each biography includes the experience (including the present principal occupation and other business experience during the last five years), qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. While each nominee’s entire range of experience and skills is important, particular experience and skills that contribute to the effectiveness of the Board are identified below.

Gary C. Evans (Chairman of the Board) – Gary C. Evans is a serial entrepreneur. Throughout his career, he has taken three separate energy companies public on the NYSE. At present, he serves as Chairman of the Board, Chief Executive Officer, and is the largest shareholder of Evergreen Sustainable Enterprises, Inc. ("Evergreen"). Mr. Evans launched Evergreen as an evolution from his hemp company, Generation Hemp, Inc, while developing diversified green energy plants designed to use hemp biomass as biofuel to generate power to mine Bitcoin. Throughout his career, Mr. Evans has raised various forms of capital on Wall Street that have exceeded $7 billion. Mr. Evans has previously served for 24 years as a Director of Novavax Inc. (Nasdaq: “NVAX”), a clinical-stage vaccine biotechnology company involved in the development of COVID-19 vaccines, which achieved a market capitalization in excess of $18 billion during the pandemic, where he also previously served as Chairman, CEO and Lead Director.

Blaise Aguirre, MD. Dr. Blaise Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School, and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, Mr. Aguirre was elected to the Board of Directors at Investors Capital Holdings, Ltd, and remained on the Board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.

Lloyd Joseph Bardswich. Lloyd Joseph Bardswich, who joined the board in February 2021, has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered Professional Mining Engineer, can serve as a QP (Qualified Person) regarding reporting to NI43-101 standards and has worked as a Shift Boss, Mine Safety Engineer, Mine Foreman, Mine Manager and Mining Consultant.

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Michael McManus – Michael McManus is a recognized leader and builder of enterprises with successes as a public company CEO, senior government experience, a lawyer, new product development leader, and has served as a board member of several companies. Mr. McManus served as a board member of Novavax, a biotechnology company committed to help address serious infectious diseases globally through the discovery, development, and delivery of innovative vaccines to patients around the world. Mr. McManus has previously served as president, chief executive officer, and director at Misonix, Inc., a medical, scientific, and industrial provider of ultrasonic and air pollution systems, since 1998. Prior to that tenure, he was president and chief executive officer at New York Bancorp Inc. from 1991 to 1998. From 1990 through November 1991, Mr. McManus was president and chief executive officer at Jamcor Pharmaceuticals Inc. Previously, Mr. McManus served as an assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He served in the US Army Infantry from 1968 through 1970. He is also a recipient of the Ellis Island Medal of Honor.

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CORPORATE GOVERNANCE

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Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The Board is composed of four directors.

Director Independence

We have four directors as of the Record Date, including four independent directors as follows:

•	Gary C. Evans (Chairman of the Board)
•	Blaise Aguirre, MD
•	Michael McManus
•	Lloyd Joseph Bardswich

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2022, the Board of Directors held six regular meetings. Each incumbent director attended at least 75% of the total board and committee meetings on which such person served during this period.

Board members are encouraged, but not required, to attend the annual meeting of shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the entire Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

Committees and Committee Charters

The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee was established in December 2011, and the Compensation and Nominating and Corporate Governance Committees were established in 2012.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE American. The Audit Committee consists of Gary C. Evans, Blaise Aguirre, and Michael McManus, each of whom is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially sophisticated (pursuant to the requirements of Section 803B of the NYSE American Company Guide). Mr. Evans satisfies the requirement of an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

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Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks and is involved in the appointment of senior financial executives.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence, and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2022, the Audit Committee met four times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2022, the Committee had three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. Lloyd Joseph Bardswich, who was previously a member of the Audit Committee, resigned from the Audit Committee in March 2023 following the determination that, due to his receipt of compensation for service to the Company as a consultant, he did not satisfy the heightened independence standards applicable to a member of the Audit Committee. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2022 financial statements, the Committee reviewed the 2022 audited financial statements, which appear in the 2022 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements. The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114―the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2022. The Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year ending December 31, 2023.

Submitted by the Audit Committee Members

•	Gary C. Evans
•	Blaise Aguirre
•	Michael McManus

Compensation Committee

Our Compensation Committee is composed of the following directors, each of whom is independent (under Section 803A of the NYSE American Company Guide): Blaise Aguirre, Lloyd Joseph Bardswich and Gary C. Evans.

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We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not only with respect to executive officers, are not reasonably likely to encourage behavior that would create an abnormal amount of risk to the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.

During the fiscal year ended December 31, 2022, the Compensation Committee met five times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of the following directors, each of whom is independent as determined under Section 803A of the NYSE American Company Guide: Michael McManus, Lloyd Joseph Bardswich and Blaise Aguirre.

Our Nominating and Corporate Governance Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee’s charter describes the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Nominating and Corporate Governance Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Nominating and Corporate Governance Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Nominating and Corporate Governance Committee seeks persons with leadership experience in a variety of contexts. The Nominating and Corporate Governance Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Nominating and Corporate Governance Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Committee’s charter. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the four nominees included on the proxy card accompanying this Proxy Statement were nominated by the Nominating and Corporate Governance Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2022, the Nominating and Corporate Governance Committee met five times. A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.usantimony.com.

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Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors, we determined to have a separate Chief Executive Officer and Chairman of the Board. At this time, John C. Gustavsen serves as the Chief Executive Officer of the Company, and Gary C. Evans serves as the Chairman of the Board. We have determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure.

•

A structure of a separate Chief Executive Officer and Chairman of the Board puts each in the best position to be aware of major issues facing us on a day-to-day and long-term basis, to identify key risks and developments facing us, and to bring such risks and developments to the Board’s attention.

•	This structure eliminates the potential for confusion and duplication of efforts, including among employees.

•	Companies within our peer group utilize similar Board structures.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. Joseph Bardswich, who was previously a member of the Audit Committee, resigned from the Audit Committee in March 2023 following the determination that, due to his receipt of compensation for service to the Company as a consultant, he did not satisfy the heightened independence standards applicable to a member of the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

Management provides reliable and timely information to the Board regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Nominating and Corporate Governance Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

If a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board facilitates proper risk oversight by the entire Board.

Based on a review of the nature of our operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

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DIRECTORS’ COMPENSATION

____________________________________

Following is a summary of fees, cash payments, stock awards, and other reimbursements to independent directors during the year ended December 31, 2022. Christopher Park resigned from the Board of Directors on July 25, 2022 and received no compensation for service as a director for 2022. Mr. Lawrence received compensation for service as a director that is reported in the section titled “Executive Compensation.”

Name	Fees Earned or paid in Cash	Stock Awards Earned	Total Fees, Awards, and Other Compensation
Blaise Aguirre, MD	$12,500	$12,500	$25,000
Hartmut W. Baitis	$12,500	$12,500	$25,000
Lloyd Joseph Bardswich(1)	$12,500	$12,500	$25,000
Timothy Hasara(2)	$5,208	$5,208	$10,416
Gary C. Evans(3)	$1,042	$1,042	$2,084
Totals	$43,750	$43,750	$87,500

(1)	In addition to the compensation received for his service as director during 2022, Mr. Bardswich also received $19,738 as compensation for his role as a consultant to the Company.
(2)	Mr. Hasara joined the Board of Directors on August 4, 2022 and received prorated compensation for 2022.
(3)	Mr. Evans joined the Board of Directors on November 27, 2022 and received prorated compensation for 2022.

Effective April 1, 2023, the Board of Directors modified non-executive, director compensation, which is paid in cash as follows: $65,000 annual retainer for each board member, $70,000 additional annual retainer for the chairman, $30,000 additional annual retainer for the lead director, $20,000, $13,500, and $13,500 additional annual retainers for the chairs of the audit, compensation, and nominating and governance committees, respectively, $10,000, $7,500, and $5,000 additional annual retainer for each member of the audit, compensation, and nominating and governance committees, respectively, $2,500 for each board member for attending each board meeting, $2,000 for the audit committee chair for attending each audit committee meeting, $1,500 for each audit committee member for attending each audit committee meeting, and $1,500 for each compensation and nominating and governance committee chair and member for attending each compensation and nominating and governance committee meeting. Mr. Hasara resigned from the Board of Directors effective November 3, 2023 and waived payment of director fees owed to him.

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EXECUTIVE COMPENSATION

____________________________________

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2022, 2021 and 2020 paid by the Company to its named executive officers.

Name and Principal Position	Year	Salary	Other Compensation(1)	Stock Awards(2)	Total
John C. Gustavsen, Chief Executive Officer	2022	$111,250	$-	$-	$111,250
	2021	100,000	-	-	100,000
	2020	100,000	-	-	100,000

Russell C. Lawrence, President and Executive Director Latin America	2022	$121,250	$12,500	$-	$133,750
	2021	110,000	-	22,500	132,500
	2020	110,000	-	20,000	130,000

Kelly J. Stopher, Chief Financial Officer(3)	2022	$72,000	$-	$-	72,000
	2021	6,000	-	-	6,000

(1)	For services as a Board member for the year ended December 31, 2022, Russell Lawrence received $12,500 in cash.
(2)

These figures represent the fair values, as of the date of issuance, of the annual director’s fee payable to Russell C. Lawrence in the form of shares of USAC’s common stock. Mr. Lawrence’s compensation for service as an executive officer has traditionally included stock awards in the amount of $25,000, as determined in the year following service as an executive officer. Mr. Lawrence resigned from the Company and from the Board of Directors as of July 14, 2023.

(3)	Mr. Stopher resigned as CFO of the Company effective July 31, 2023. He provided continued assistance to the Company on a consulting basis during the transition to a new CFO until November 1, 2023.

Compensation for all executive officers, except for the CEO position, is recommended to the Compensation Committee of the Board of Directors by the CEO. The Compensation Committee makes the recommendation for the compensation of the CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the CEO. The Board approves the compensation amounts recommended by the Compensation Committee. Currently, compensation for executive management includes only base salary and health insurance. The Company does not have annual performance-based salary increases, long-term performance-based cash incentives, deferred compensation, retirement benefits, or disability benefits.

We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) every three years, and the next such Say-on-Pay vote will be at our 2025 annual meeting of shareholders. Shareholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next such advisory vote on the frequency of the Say-on-Pay vote will be at our 2025 annual meeting of shareholders.

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Clawback Policy

Our Board has adopted a Clawback Policy covering compensation paid to our executive officers. Under this policy, in the event a restatement of our financial statements is made due to material noncompliance with financial reporting requirements under U.S. securities laws, any performance-based cash compensation paid and any performance-based equity awards granted to such officer with respect to the period covered by the restatement will be recalculated and the board may seek recoupment of any excess compensation.

The Company does not have:

•	Change in control agreements;
•	Supplemental compensation policies;
•	Any practices or policies regarding hedging or offsetting any decrease in the market value of registrant equity securities;
•	Employment contracts;
•	Separation or Severance Agreements; or
•	Any other type of compensation arrangements with its named executive officers.

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OTHER GOVERNANCE MATTERS

____________________________________

Code of Ethics

We have adopted a corporate Code of Ethics that applies to all of our directors, officers and employees. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.

Our Code of Ethics is available on our web site at www.usantimony.com. An electronic copy of the Code of Ethics will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our Code of Ethics that applies to any of the following officers: our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Ethics on our website.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and the holders of 10% or more of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and shareholders holding more than 10% of our common stock are required by the regulation to furnish us with copies of all Section 16(a) forms they have filed.

Based solely on our review of copies of Forms 3, 4 and 5 filed with the SEC during or relating to 2022 and written representations provided to the Company, Mr. Gary C. Evans filed a late Form 4 on December 21, 2022 for two transactions, Mr. Gary C. Evans filed a late Form 4 on December 12, 2022 for three transactions, Mr. Gary C. Evans filed a late Form 4 on December 9, 2022 for one transaction, Mr. Joseph Bardswich filed a late Form 4 on September 27, 2022 for two transactions, Mr. Joseph Bardswich filed a late Form 4 on August 29, 2022 for five transactions, Mr. Joseph Bardswich filed a late Form 4 on August 22, 2022 for seven transactions, Mr. Joseph Bardswich filed a late Form 4 on April 12, 2022 for one transaction, Mr. Joseph Bardswich filed a late Form 4 on April 12, 2022 for one transaction, and Mr. Joseph Bardswich filed a late Form 3 on April 12, 2022.

15

In addition, the Company has conducted a further review of Form 3 filings and determined that Russell Lawrence filed his Form 3 late in an earlier fiscal period, John Gustavsen, Kelly Stopher, Hart Baitis and Blaise Aguirre have failed to file their Form 3’s, former director Christopher Park and former officer Alicia Hill failed to file their Form 3’s, and Mitzi Hart, who became subject to Section 16 subsequent to the fiscal year end, has not yet filed her Form 3.

Name:	Transaction Date:	Filing Date:	Link:	Number of Transactions
Gary C. Evans	1/11/23	1/17/23	SEC FORM 4	2
Gary C. Evans	12/16/22	12/21/22	SEC FORM 4	2
Gary C. Evans	12/07/22	12/12/22	SEC FORM 4	3
Gary C. Evans	12/06/22	12/09/22	SEC FORM 4	1
Joseph Bardswich	09/22/22	09/27/22	SEC FORM 4	2
Joseph Bardswich	08/22/22	08/29/22	SEC FORM 4	5
Joseph Bardswich	08/07/22	08/22/22	SEC FORM 4	7
Joseph Bardswich	02/14/22	04/12/22	SEC FORM 4	1
Joseph Bardswich	02/01/22	04/12/22	SEC FORM 4	1
Joseph Bardswich	01/31/22	04/12/22	SEC FORM 3

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

____________________________________

During 2022, there were no transactions in which we were a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners had a direct or indirect material interest.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

____________________________________

The following table sets forth information regarding beneficial ownership of our common stock as of November 15, 2023, by (i) each person who is known by us to beneficially own more than five percent of our Series B and C preferred stock or common stock (excluding our executive officers and directors); (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class(1)	Percent of all Voting Stock
More than 5% Owners:
Common Stock	Russell Lawrence(2)	6,743,147		6.26%	6.25%
Common Stock	Creative Planning, LLC 5454 W. 110th Street Overland Park, KS 66211	7,435,101		7.00%	6.87%
Common Stock	Kenneth M Reed 4 Betsy Lane Dover, MA 02030	8,118,729		7.64%	7.50%
Common Stock	Lydia Dugan & Patrick Dugan 3009 Post Oak Boulevard Suite 1212 Houston, Texas	8,114,027		7.64%	7.50%
Series B Preferred	Excel Mineral Company P.O. Box 3800 Santa Barbara, CA 93130	750,000		100%	N/A (3)
Series C Preferred	Walter Maguire, Sr. PO BOX 645 Exmore, VA 23350	49,091	(4)	27.59%	0.05%
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305	(4)	27.15%	0.04%
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	48,305	(4)	27.15%	0.04%
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203	(4)	18.10%	0.03%
Directors and Officers:
Common Stock	Blaise Aguirre	520,055		0.48%	0.48%
Common Stock	L. Joseph Bardswich	278,127		0.26%	0.26%
Common Stock	John C. Gustavsen	36,200		0.03%	0.03%
Common Stock	Timothy Hasara	1,490,000		1.38%	1.38%
Common Stock	Gary C. Evans	1,078,818		1.00%	1.00%
Common Stock	All Directors and Executive Officers as a Group	3,403,200		3.16%	3.16%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	3,403,200		N/A	3.16%

(1)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Percentages are based on a total of 107,647,317 shares of common stock, 750,000 shares of Series B Preferred Stock and 177,904 shares of Series C Preferred Stock outstanding on June 30, 2023. Total voting stock of 107,825,221 shares is a total of all the common stock issued, and all of the Series C Preferred Stock outstanding at June 30, 2023.

(2)	Russell Lawrence is executor of the Estate of John Lawrence and holds voting control over the associated 465,243 common shares held by the estate.

(3)

The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

(4)	The outstanding Series C preferred shares carry voting rights equal to the same number of shares of common stock.

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PROPOSAL 2 – APPROVAL OF EQUITY INCENTIVE PLAN

____________________________________

Summary of Equity Incentive Plan

General

On November 3, 2023, our board of directors adopted the Equity Incentive Plan which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our common stock and other types of awards. The general purpose of the Equity Incentive Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our shareholders. By means of the Equity Incentive Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the Equity Incentive Plan.

Description of the Equity Incentive Plan

The following description of the principal terms of the Equity Incentive Plan is a summary and is qualified in its entirety by the full text of the Equity Incentive Plan.

Administration. In general, the Equity Incentive Plan will be administered by the board of directors or a committee appointed by the board of directors, which consists of two or more non-employee directors serving on the board of directors (the “Committee”). The Committee will determine the persons to whom options to purchase shares of common stock, stock appreciation rights (“SARs”), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance units, other equity-based awards and other cash-based awards may be granted. The Committee may also establish rules and regulations for the administration of the Equity Incentive Plan and amendments or modifications of outstanding awards. The Committee may delegate authority to the chief executive officer, other executive officers of the Company or our subsidiaries to grant options and other awards to employees (other than themselves), subject to applicable law and the Equity Incentive Plan. No options, stock purchase rights or awards may be made under the Equity Incentive Plan on or after December 29, 2033, but the Equity Incentive Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

Eligibility. Persons eligible to receive options, SARs or other awards under the Equity Incentive Plan are those employees, directors and consultants of the Company or any subsidiary. As of November 17, 2023, we had approximately 75 full-time employees, two executive officers, four directors and 1 consultant. As awards under the Equity Incentive Plan are within the discretion of the Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the Equity Incentive Plan. The aggregate number of shares of common stock available for issuance in connection with options and other awards granted under the Equity Incentive Plan is 8,700,000 (the “Equity Incentive Plan Share Limit”), which amount shall be adjusted automatically to account for the Reverse Stock Split.

“Incentive stock options” (“ISOs”), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted under the Equity Incentive Plan with respect to all of the shares of common stock authorized for issuance under the Equity Incentive Plan (the “ISO Limit”).

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The maximum number of shares of common stock subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed a total value of $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes). Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the Equity Incentive Plan. No shares subject to an award will become available again if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award.

The Committee, in its sole discretion, may grant awards under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards are not counted against the Equity Incentive Plan Share Limit; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the Plan and shall not count toward the Equity Incentive Plan Share Limit.

The number of shares authorized for issuance under the Equity Incentive Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.

Terms and Conditions of Options. Options granted under the Equity Incentive Plan may be either ISOs or non-qualified stock (“NSOs”) options that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the Equity Incentive Plan. The exercise price of options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent shareholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of the Nasdaq Stock Market, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent shareholder) from the date of grant. Options granted under the Equity Incentive Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The Committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the purchase price, (b) through a “cashless” exercise program established with a broker, (c) by reduction in the number of shares of common stock otherwise deliverable upon exercise of such option with a fair market value equal to the aggregate option exercise price at the time of exercise, or (c) by any combination of the foregoing methods; or (d) in any other form of legal consideration that may be acceptable to the committee.

No ISO may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an ISO may be exercised only by the recipient. Notwithstanding the foregoing, the recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the recipient, shall thereafter be entitled to exercise such ISO.

An NSO may, in the sole discretion of the Committee, be transferred to immediate family members, trusts for estate planning purposes or certain other affiliates of the holder, upon written approval by the Committee to the extent provided in an award agreement. If an NSO does not provide for transferability, then the NSO shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by the holder. Notwithstanding the foregoing, the holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the holder, shall thereafter be entitled to exercise the Option.

20

Stock Appreciation Rights. The Committee may grant SARs under the Equity Incentive Plan. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the Equity Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the number of shares of our common stock subject to the SAR that is being exercised multiplied by the excess of (i) the fair market value of a share of our common stock on the date it is exercised, over (ii) the exercise price specified in the SAR or related option.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee may award restricted common stock and/or restricted stock units under the Equity Incentive Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The Committee may require that restricted stock be held by Company or in escrow rather than delivered to a participant pending the release of the applicable restrictions. Subject to applicable restrictions, a participant generally shall have the rights and privileges of a shareholder as to restricted stock, including the right to vote such restricted stock and the right to receive dividends. No shares of common stock shall be issued at the time a restricted stock unit is granted. A participant shall have no voting rights with respect to any restricted stock units. The Committee may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or other event. Dividend equivalent amounts shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the common stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the common stock).

Performance Shares and Performance Units. The Committee may award performance shares and/or performance units under the Equity Incentive Plan. Performance shares and performance units are awards, denominated in shares of common stock, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an award agreement and shall be subject to such conditions, not inconsistent with the Equity Incentive Plan, as may be reflected in the applicable award agreement. The Committee may grant Cash Awards in such amounts and subject to such performance goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

Effect of Change in Control. In the event of a Change in Control (as such term is defined in the Equity Incentive Plan), the Committee may, in its discretion, and upon at least ten days advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of our common stock received or to be received by other shareholders of Company in the Change in Control event. In the case of any option or SAR with an exercise price or SAR Exercise Price, as applicable, that equals or exceeds the price paid for a share of our common stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.

If the Committee exercises its discretionary authority to accelerate the exercise or vesting schedule of an award, then to the extent practicable, the actions taken by the Committee shall occur in a manner and at a time which allows affected holders the ability to participate in the Change in Control with respect to the shares of our common stock subject to awards.

21

Our obligations under the Equity Incentive Plan are binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates.

Amendment, Termination. The board of directors may at any time amend or terminate the Equity Incentive Plan; provided, however, that except as provided with respect to adjustments upon changes in common stock, and to assure compliance with Section 409A of the Code, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws. At the time of such amendment, the board of directors shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

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PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

____________________________________

The Board of Directors and the Audit Committee have selected Assure CPA, LLC as our independent auditor for the years ending December 31, 2023 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Assure CPA, LLC to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Assure CPA, LLC as our independent auditor for 2023.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Assure CPA, LLC for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees	$133,459	$125,980
Tax Fees	$12,000	$11,500
Other Fees	$2,438	$9,965
Totals	$147,897	$147,445

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by Assure CPA, LLC during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under “Audit Fees” above.

The Audit Committee of the Board of Directors determined that all of the services performed by Assure CPA, LLC in fiscal year 2022 were not incompatible with Assure CPA, LLC maintaining its independence.

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SHAREHOLDER PROPOSALS

____________________________________

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of shareholders, we must receive shareholder proposals (other than for director nominations) no later than July 20, 2024 (120 days before the anniversary of the date notice was mailed for the prior year’s meeting), unless we update the deadline in an Exchange Act report. To be considered for presentation at the 2024 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than August 31, 2024 and no later than September 30, 2024, as set forth in Section 2.09 of the Bylaws of the Company, provided, that if we move the date of the 2024 meeting more than 30 days before the anniversary date of our 2023 meeting, notice of the proposal must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which we publicly announce the date of the meeting. Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting. All shareholder proposals should be marked for the attention of the Secretary of United States Antimony, Inc., P.O. Box 643, Thompson Falls, Montana 59873.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Gustavsen,

Chief Executive Officer

Thompson Falls, Montana

November 17, 2023

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UNITED STATES ANTIMONY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – FRIDAY, DECEMBER 29, 2023 AT 3:00 PM MOUNTAIN TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints John Gustavsen, Gary C. Evans and Richard Isaak with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock and preferred stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held completely virtually on Friday, December 29, 2023, at 3:00 p.m., Mountain Time, at https://agm.issuerdirect.com/uamy, and at any and all adjournments thereof, as indicated.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UAMY
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF UNITED STATES ANTIMONY CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR	WITHHOLD
To elect four named directors, each to serve for a one-year term:
	Gary C. Evans		☐	☐
	Blaise Aguirre, MD		☐	☐		Control ID:
	Lloyd Joseph Bardswich		☐	☐
	Michael McManus		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve the proposed Equity Incentive Plan.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal years ending December 31, 2023.		☐	☐	☐

THE BOARD RECOMMENDS A VOTE ‘FOR’ EACH OF THE FOUR NAMED NOMINEES. THE BOARD RECOMMENDS A ‘FOR’ VOTE FOR PROPOSAL 2 and PROPOSAL 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated November 17, 2023.

Dated: ________________________, 2023

(Print Name of Shareholder and/or Joint Tenant)
(Signature of Shareholder)